Exhibit 10.1

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”). SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[*]” IN PLACE OF THE REDACTED LANGUAGE.

AMENDMENT NO. 2 TO BOTTLING AND SERVICES AGREEMENT

This Amendment, dated as of July 23, 2009, effective as of July 1, to Bottling and Services Agreement, by and between Terra Limited, a company incorporated in Ireland (“Terra”) and Castle Brands Spirit Company Limited, a company incorporated in Ireland (formerly The Roaring Water Bay Spirits Company Limited) (the “Customer”);

WITNESSETH:

THAT WHEREAS, the Customer and Terra are parties to that certain Bottling and Services Agreement, dated September 5, 2002, as amended by that certain Amendment to Bottling and Services Agreement, dated as of March 1, 2005 (as amended, the “Bottling and Services Agreement”);

WHEREAS, Terra and the Customer wish to extend the Bottling and Services Agreement and make certain other alterations to the Bottling and Services Agreement as described herein;

NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Section 1 of the Bottling and Services Agreement is hereby amended such that the duration of this Bottling and Services Agreement will extend until 30th June 2010, at which time, both parties will, as soon as possible and in good faith, either renegotiate the contract or issue termination of same, with a minimum six months notice from either party.

2.	Section 23 of the Bottling and Services Agreement is hereby deleted in its entirety.

3. Section 2 services is amended as follows.

Section 2. Services

Terra shall, utilizing the equipment in Appendix 1, provide the bottling and other services described in Appendix 1 and elsewhere in this Agreement (“the Services”) to the Company. The Company shall retain Terra on a non-exclusive basis to provide bottling and other requirements of the Company, at the discretion of the Company, for Vodka, Whiskey and Cream permutations in conjunction with, but limited to Appendix.

4. The parties hereby agree that the prices in effect from July 1, 2009 through 30th June 2010 shall be as set forth on the Appendix hereto, which shall replace Appendix 2 to the Bottling and Services Agreement in its entirety.

5. The customer agrees to new credit terms of 45 days from invoice date. As a follow up of the meeting of the 18th June 2009, the customer also agrees to evaluate and discuss alternate payment terms so as to limit Terra’s exposure during peak demands.

6. Except as expressly set forth herein the Bottling and Services Agreement shall remain in full force and effect and is ratified and confirmed as amended hereby.

Signed for and on behalf of
TERRA LIMITED

/s/ Patsy McKevitt
Name: Patsy McKevitt
Title: Managing Director

in the presence of:

/s/ Shaun McKevitt
Name: Shaun McKevitt
Date: 23 July 2009

Signed for and on behalf of
CASTLE BRANDS SPIRITS COMPANY LIMITED

/s/ Tom O’Connor
Name: Tom O’Connor
Title: VP Procurement and Logistics / Operations Director

in the presence of:

/s/ Natasha Fitzpatrick
Name: Natasha Fitzpatrick
Date: 23 July 2009

NOTE: PORTIONS OF THIS EXHIBIT ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE COMMISSION. SUCH PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION AND ARE MARKED WITH A “[*]” IN PLACE OF THE REDACTED LANGUAGE.

Appendix

Cost per Case
DESCRIPTION	to June 30th 2010
Vodka

Boru Vodka 50ml * 120 Flavoured	[*]

Boru Vodka 50ml * 120 Std	[*]

Boru Vodka Trinity 6*3*200ml (36%)	[*]

Boru Vodka 200ml * 24	[*]

Boru Vodka 350ml * 24	[*]

Boru Vodka 500ml * 4	[*]

Boru Vodka 700ml * 12 Flavoured	[*]

Boru Vodka 700ml * 6	[*]

Boru Vodka 750ml * 12	[*]

Boru Vodka 750ml * 12 Flavoured	[*]

Boru Vodka 1000ml * 6	[*]

Boru Vodka 1000ml * 12	[*]

Boru Vodka 1000ml * 12 Flavoured	[*]

Boru Vodka 1500ml * 6	[*]

Boru Vodka 1750ml * 6 Flavoured	[*]

Boru Vodka 1750ml * 6	[*]

Boru Vodka 3000ml * 4	[*]

Odessa Vodka 700ml * 12	[*]

Odessa Vodka 200ml * 24	[*]

Whiskey

Clontarf Blend 500ml * 6 40%	[*]

Clontarf Blend 700ml * 6 40%	[*]

Clontarf Blend 700ml * 12 40%	[*]

Clontarf Blend 750ml * 6 40%	[*]

Clontarf Blend 1000ml * 6 40%	[*]

Clontarf Mini Trinity 50ml * 72 (40%)	[*]

Clontarf Trinity 200ml * 3 * 6 40%	[*]

Clontarf Trinity 200ml * 3 * 6 with Shot Glass	[*]

Pub Trinity	[*]

Knappogue 6 * 700ml	[*]

Knappogue 6 * 750ml	[*]

Cream Liqueur

Brady’s 6 * 700ml	[*]

Brady’s 12 * 750ml	[*]

Brady’s 6 * 1.75Lt	[*]

Brady’s 12 * 1Litre	[*]

Brady’s Mint 12 * 1Litre	[*]

* Costs are inclusive of processing